                                                                   EXHIBIT 10.15


                       THIRD AMENDMENT TO LEASE AGREEMENT


            This THIRD AMENDMENT TO LEASE AGREEMENT, made as of this 24th day of June, 1997, by and between Barclay G. Jones III, as Trustee of DELMO (PA) QRS 11-36 and Barclay G. Jones III, as Trustee of DELMO (PA) QRS 12-10, each a Pennsylvania business trust (collectively, "Landlord") and DEL MONTE CORPORATION, a New York corporation ("Tenant").


                              W I T N E S S E T H


            WHEREAS, Landlord and Tenant entered into a Lease Agreement, dated as of October 31, 1995, for premises located in Mendota, Illinois, Toppenish, Washington, Yakima, Washington and Plover, Wisconsin;

            WHEREAS, the Lease Agreement was amended pursuant to a First Amendment to Lease Agreement, dated as of June 28, 1996, and pursuant to a Second Amendment to Lease Agreement, dated as of October 31, 1996 (the Lease Agreement, as amended, being hereinafter referred to as the "Lease Agreement");

            WHEREAS, Landlord has agreed to fund to Tenant an additional $582,430.20 to be used by Tenant in the following manner (1) $288,203.91 to pay past due Basic Rent due Landlord, (2) $282,856 to construct certain improvements to the Leased Premises (as defined in the Lease Agreement) and (3) $11,370.29 to pay certain unpaid Landlord's Share of Project Costs, which amount shall be disbursed pursuant to the terms and conditions set forth in that certain Construction Agency Agreement, dated as of October 31, 1995, between Tenant and Landlord, as amended by that certain First Amendment to Construction Agency Agreement, dated as of June 28, 1996, and by that certain Second Amendment to Construction Agency Agreement of even date herewith; and

            WHEREAS, Landlord and Tenant desire to amend the Lease as hereinafter set forth.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant covenant and agree as follows:

            1. Paragraph 2 of Exhibit D, Basic Rent Payments is hereby deleted in its entirety and the following Paragraph 2 is inserted in lieu thereof:

                  "2. Basic Rent From and After July 1, 1997. Commencing on July
            1, 1997 annual Basic Rent shall be $2,572,500 payable on the first day of July, 1997 and on the first day of each October, January, April and July thereafter until the expiration of the Term in quarterly installments of $643,125.00. Basic Rent shall be subject to the adjustments provided for in subparagraphs A, B and C of Paragraph 5 below."

            2. Paragraph 35 of the Lease Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting the following sentence in lieu thereof:

                  "Concurrently with the execution hereof, Tenant shall deliver to Landlord an irrevocable letter of credit (the "Letter of Credit") in the face amount of Two Million Eight Hundred Twenty-Two Thousand Five Hundred Dollars ($2,822,500) issued by Bank of America or another bank selected by Tenant and reasonably acceptable to Landlord and in form and substance satisfactory to Landlord."

            3. Except as specifically amended hereby, the terms and conditions of the Lease Agreement shall be binding on Landlord and Tenant and their respective successors and assigns, and from and after the date hereof the term "Lease" shall mean the Lease as amended by this Third Amendment to Lease Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Lease Agreement to be duly executed under seal as of the day and year first above written.

                                          DELMO (PA) QRS 11-36,
                                          a Pennsylvania Business Trust



                                          By:  /s/ BARCLAY G. JONES
                                              ----------------------------------
                                              Barclay G. Jones, Trustee

                                          DELMO (PA) QRS 12-10,
                                          a Pennsylvania Business Trust



                                          By:  /s/ BARCLAY G. JONES
                                              ----------------------------------
                                              Barclay G. Jones, Trustee


                                          DEL MONTE CORPORATION,
ATTEST:                                   a New York corporation



By:                                       By:
   ------------------------------------      -----------------------------------
Title:                                    Title:
      ---------------------------------         --------------------------------

     [Corporate Seal]

     [Signatures to Third Amendment to Lease Agreement]

            IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Lease Agreement to be duly executed under seal as of the day and year first above written.

                                          DELMO (PA) QRS 11-36,
                                          a Pennsylvania Business Trust



                                          By:
                                              ----------------------------------
                                              Barclay G. Jones, Trustee

                                          DELMO (PA) QRS 12-10,
                                          a Pennsylvania Business Trust



                                          By:
                                              ----------------------------------
                                              Barclay G. Jones, Trustee


                                          DEL MONTE CORPORATION,
ATTEST:                                   a New York corporation



By: /s/ RAYMOND S. VOLAN                  By: /s/ JON W. GRAVES
   ------------------------------------      -----------------------------------
Title:  Real Estate Mgr.                  Title: Assistant Treasurer
      ---------------------------------         --------------------------------

     [Corporate Seal]

     [Signatures to Third Amendment to Lease Agreement]

                       CONSENT OF MORTGAGEE AND ASSIGNEE

            CREDITANSTALT CORPORATE FINANCE, INC. ("Lender"), the Mortgagee under that certain Mortgage, Assignment of Rents and Security Agreement, dated as of June 28, 1996, from Landlord to Lender and the Assignee under that certain Absolute Assignment of Leases and Rentals from Landlord to Lender, dated as of June 28, 1996, hereby consents to the foregoing Third Amendment to Lease Agreement.

                         CREDITANSTALT CORPORATE
                         FINANCE, INC.



                         By:
                             ---------------------------------------------------

                         Title:  Senior Vice President     Vice President
                                ------------------------------------------------

                         Dated:   6/25/97
                               -------------------------------------------------